UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2006

BORLAND SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10824	94-2895440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20450 Stevens Creek Blvd, Suite 800

Cupertino, California 95014

(Address of principal executive offices, including zip code)

(408) 863-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Borland Software Corporation on April 20, 2006. This amendment provides the audited historical financial statements of the businesses acquired as required by Item 9.01(a) of Form 8-K and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were not included in the Form 8-K filed on April 20, 2006.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On April 19, 2006, Borland Software Corporation, (“Borland”) completed its previously announced acquisition of publicly traded Segue Software, Inc. (“Segue”) pursuant to an Agreement and Plan of Merger, dated as of February 7, 2006 (the “Merger Agreement”) by and among Borland, Beta Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Segue, as a result of which Merger Sub was merged with and into Segue, with Segue surviving as a direct wholly-owned subsidiary of Borland (“the Merger”). Segue is headquartered in Lexington, Massachusetts, and is a provider of quality and testing solutions. Segue offers solutions that define, measure, manage and improve software quality throughout the entire application lifecycle. Under the terms of the Merger Agreement, Borland paid $8.67 per share in cash for all outstanding shares of Segue. The total purchase price was approximately $115.9 million and was funded with existing cash on hand. Borland has and will continue to incur additional acquisition-related costs and Borland is currently in the process of determining the total amount of such costs. The acquisition is being accounted for as a purchase and the results of operations of Segue will be included in Borland’s consolidated financial statements from the date of acquisition.

Under the terms of the Merger Agreement, each issued and outstanding share of Segue common stock (with certain exceptions set forth in the Merger Agreement) was converted into the right to receive $8.67 in cash (the “Merger Consideration”). Upon consummation of the Merger, (1) options to purchase Segue common stock that were vested, outstanding and unexercised at the effective time of the Merger were cancelled and converted automatically into the right to receive a cash payment for each share of Segue common stock subject to the stock option in an amount equal to the Merger Consideration less the per share exercise price of the stock option and all applicable federal and state tax withholding obligations of the optionee and (2) options to purchase Segue common stock that were unvested at the effective time of the Merger were cancelled and converted automatically into the right to receive, at the time that such options would have vested if they had not been cancelled and subject to the optionee’s continued employment with the surviving corporation, a cash payment for each share of Segue common stock subject to the stock option in an amount equal to the Merger Consideration less the per share exercise price of the stock option and all applicable federal and state tax withholding obligations of the optionee.

On April 20, 2006 Borland issued a press release announcing completion of the Merger, which was previously filed with the Securities Exchange Commission on April 20, 2006 as Exhibit 99.1 to Borland’s Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of Segue as of and for the years ended December 31, 2005 and 2004 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The unaudited interim financial statements of Segue as of and for the three months ended March 31, 2006 and 2005 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

Pro forma financial information as of December 31, 2005 and for the year ended December 31, 2005 and the three months ended March 31, 2006 is attached hereto as Exhibit 99.4 and is incorporated in its entirety herein by reference.

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(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1	Agreement and Plan of Merger by and among Borland Software Corporation, Beta Merger Sub, Inc. and Segue Software, Inc. dated as of February 7, 2006.*

2.2	Form of Voting Agreement by and among Borland Software Corporation and The Stockholder Listed Herein dated as of February 7, 2006.*

23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.

99.1	Press Release of Borland Software Corporation dated April 20, 2006, announcing completion of the Merger.**

99.2	Consolidated audited financial statements of Segue Software, Inc. as of and for the years ended December 31, 2005 and 2004 and Report of Independent Registered Public Accounting Firm therein.

99.3	Consolidated unaudited interim financial statements of Segue Software, Inc. as of and for the three months ended March 31, 2006 and 2005.

99.4	Pro forma financial information as of December 31, 2005 and for the year ended December 31, 2005 and for the three months ended March 31, 2006.

*	Previously filed as an exhibit to Borland’s Current Report on Form 8-K filed on February 8, 2006.
**	Previously filed as Exhibit 99.1 to Borland’s Current Report on Form 8-K filed on April 20, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORLAND SOFTWARE CORPORATION

By:	/s/ MICHAEL F. SULLIVAN
Michael F. Sullivan Principal Accounting Officer

Date: July 5, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
2.1	Agreement and Plan of Merger by and among Borland Software Corporation, Beta Merger Sub, Inc. and Segue Software, Inc. dated as of February 7, 2006.*

2.2	Form of Voting Agreement by and among Borland Software Corporation and The Stockholder Listed Herein dated as of February 7, 2006.*

23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.

99.1	Press Release of Borland Software Corporation dated April 20, 2006, announcing completion of the Merger.**

99.2	Consolidated audited financial statements of Segue Software, Inc. as of and for the years ended December 31, 2005 and 2004 and Report of Independent Registered Public Accounting Firm therein.

99.3	Consolidated unaudited interim financial statements of Segue Software, Inc. as of and for the three months ended March 31, 2006 and 2005.

99.4	Pro forma financial information as of December 31, 2005 and for the year ended December 31, 2005 and for the three months ended March 31, 2006.

*	Previously filed as an exhibit to Borland’s Current Report on Form 8-K filed on February 8, 2006.
**	Previously filed as Exhibit 99.1 to Borland’s Current Report on Form 8-K filed on April 20, 2006.